UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2017 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

MANAGED DISTRIBUTION PLAN (“MDP”)
The Board of Directors (the “Board”) of The Mexico Fund, Inc. (the “Fund”) has declared a distribution of $0.13 per share to be paid on January 26, 2018, to stockholders of record as of January 18, 2018. The Board has ratified the continuation of the Fund’s MDP during 2018. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $22.17 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

TABLE OF CONTENTS
2
The Fund’s Management
3
Annual Report Highlights
4
Letter to Stockholders
10
General Information
17
Schedule of Investments
19
Statement of Assets and Liabilities
20
Statement of Operations
21
Statement of Changes in Net Assets
22
Financial Highlights
23
Notes to Financial Statements
The Mexico Fund, Inc. | 1

THE FUND’S MANAGEMENT
Directors
Emilio Carrillo Gamboa — Chairman
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Alberto Osorio
Jaime Serra Puche
Marc J. Shapiro
Officers
Alberto Osorio — President and Chief Executive Officer
Alberto Gómez Pimienta — Treasurer
Douglas P. Dick — Secretary
Jean Michel Enriquez — Assistant Secretary
Investment Adviser
Impulsora del Fondo México, S.C.
Custodian
BBVA Bancomer, S.A.
Comerica Bank
Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
Counsel
Dechert LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
2 | The Mexico Fund, Inc.

2017 ANNUAL REPORT
October 31, 2017
Highlights
•
The Fund’s fiscal year 2017 ended on October 31, 2017.

•
U.S. Presidential elections were held on November 8, 2016, in which Mr. Donald Trump, the Republican candidate, was elected President. This event caused significant uncertainty and volatility in Mexico´s financial markets.

•
Mexico’s gross domestic product (“GDP”) grew 2.9% during 2016 and 2.2% during the first nine months of 2017, as compared with the same period of the previous year. Analysts surveyed by the Mexican Central Bank at the end of October estimate that Mexican GDP will grow 2.3% during calendar year 2018 and 2.4% during calendar year 2019.

•
During fiscal year 2017, the Fund’s NAV per share registered a total return1 of  -0.12%, compared with returns of 2.57% and 2.08% over the same period registered by the Morgan Stanley Capital International (“MSCI”) Mexico Index and the S&P/BMV IPC Index, respectively. The Fund´s NAV per share has outperformed the Fund´s benchmark, the MSCI Mexico Index, during the three- and five-year periods ended on October 31, 2017.

•
During fiscal year 2017, the Fund’s market price per share registered a total return of 0.54%. As of October 31, 2017, the Fund’s market price and NAV per share were $15.82 and $18.01, respectively, reflecting a discount of 12.16%, compared with a discount of 12.39% at the end of fiscal year 2016.

•
The Fund has declared a distribution of  $0.13 per share to be paid on January 26, 2018, to stockholders of record as of January 18, 2018. The Board has ratified the continuation of the Fund’s MDP during 2018.

1
All performance figures included here take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.
The Mexico Fund, Inc. | 3

To Our Stockholders:
We present to you the Fund’s 2017 Annual Report for the year ended October 31, 2017. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.
Economic and Political Environment
Mexican equity securities experienced high volatility during the Fund’s fiscal year ended October 31, 2017, mostly due to the outcome of the United States (“U.S.”) Presidential elections and the uncertainty regarding the pending outcome of NAFTA (North America Free Trade Agreement between Mexico, United States and Canada). On November 8, 2016, Mr. Donald Trump, the Republican candidate, was elected President of the U.S., taking office formally on January 20, 2017. Volatility has resulted due to changing expectations regarding declarations and executive orders signed by Mr. Trump on immigration, trade and the overall relationship between the U.S. and Mexico. Special uncertainty has been created around the outcome of NAFTA, for which negotiations started in September 2017.
During the first nine months of 2017, Mexico’s GDP expanded 2.2%, compared with the same period of the prior year. Strong export growth has compensated for lower industrial activity and a deceleration in domestic consumption, which is still growing at solid levels.
The price of oil increased 6.3% during the Fund’s fiscal year 2017, to $54.4 USD/bbl, measured by the price of West Texas Intermediate (used as a benchmark for oil pricing) and supported by the agreement of the Organization of the Petroleum Exporting Countries (“OPEC”), on November 2016, to reduce oil output by 1.2 million barrels per day (“mbpd”) to 32.5 mbpd, for six months and until June 2017. Moreover, in both May and November 2017, OPEC extended its agreement of 1.8 mbpd output cuts for an additional nine months, until December 2018. Oil-related income represented 5% of Mexican GDP and 16% of public revenues during the first nine months of 2017.
Mexico’s energy reform has continued with positive results. During the Fund’s 2017 fiscal year, the National Hydrocarbons Commission (“CNH”) held four rounds of auctions for exploration and production of hydrocarbons. Moreover, in December 2016, Pemex awarded its first ever farm-out (assignment of part or all of an oil interest to a third-party) to BHP Billiton, while two additional farm-outs were signed by Pemex on October 2017, both to international companies. The above-mentioned has resulted in a new era for Pemex, consisting of forming partnerships for investments to increase oil production. Total investments under the auctions and farm-outs will be around $58 billion during the following years. Further auctions of oil blocks are expected to be made by the CNH in the months to come, while Pemex expects to tender additional farm-outs to private companies with the aim of increasing investment and production. Lastly, Mexican National Energy Control Center (“CENACE”) held its third electricity auction in which companies won long-term contracts to supply renewable energy, with an expected investment of  $2.4 billion during the next three years.
In order to maintain a strong fiscal position, the Mexican government applied expenditure cuts of $240 billion pesos (“Ps.”), equivalent to 1.2% of GDP, for 2017. As a result, the Government expects a primary surplus (which excludes interest payments) of 0.4% of GDP for 2017, the first surplus since 2008. Furthermore, Mexico’s Central Bank (“Banxico”) transferred Ps. 322 billion to the Federal government corresponding to its operational surplus during 2016. The government has used part of the proceeds to reduce outstanding public debt, and continues to reduce the amount of debt placements for 2017 and to strengthen the government’s financial position. Taking this into account, the primary surplus is expected to be 1.5% of GDP. With the objective of further strengthening its fiscal balance, the Government’s budget for 2018 considers a primary surplus of 0.9% of GDP. As a result of the above-mentioned measures combined with the healthy and improved financial position of the Government, both Standard and Poor’s and Fitch raised their outlook on Mexico’s credit rating to stable from negative, while reaffirming their BBB+ ratings, citing lower downside risks to debt levels and economic growth, respectively.
4 | The Mexico Fund, Inc.

In December 2016, the Government announced the initial phase regarding liberalization of fuel prices, effective since January 2017, in which the prices of magna and premium gasoline increased by 14% and 20%, respectively. Starting on February 21, 2017, fuel prices are being priced almost daily, with a maximum price set according to international prices and the exchange rate, aligning Mexican fuel prices with global prices. This action taken by the Government will result in higher revenues from gasoline taxes and will serve as a key measure to achieve the primary fiscal surplus mentioned above; however, it has also resulted in an increase in the inflation rate to 6.4% as of October 31, 2017.
Regarding monetary policy, Banxico has increased its overnight interest rate by 225 basis points since November 2016 to 7.00%, over the course of six meetings. The Federal Reserve (“Fed”) increased its reference interest rate by 75 basis points in the span of three meetings from December 2016 to June 2017, to set it at a current range of between 1.00% and 1.25%. In addition, at its September 2017 meeting, the Fed announced its plan to reduce its balance sheet starting in October 2017. The Fed holds $4.5 trillion in securities and will start by decreasing the amount of principal reinvestment by approximately $10 billion per month. Lastly, the European Central Bank (“ECB”) will extend its asset purchase program for an additional nine months, until September 2018, at €30 billion per month, a decrease from the current €60 billion, which matures in December 2017.
The Mexican peso experienced high volatility during the Fund’s fiscal year 2017, reaching a high of Ps. 21.96 on January 19, 2017, and a low of Ps. 17.47 on July 18, 2017, closing at Ps. $19.15 on October 31, 2017, a depreciation of 1.5% during this period. The Foreign Exchange Commission announced on February 21, 2017 the implementation of a currency hedging program for an amount of up to $20 billion, with the purpose of promoting a more orderly functioning of the currency market. The hedges will be settled in Mexican pesos, and international reserves will not be used. As of October 31, 2017, a total of  $2 billion has been auctioned under the program, with additional auctions of  $3 billion expected for the remainder of 2017.
Mexican economists surveyed by Banxico at the end of October 2017 estimate GDP growth for 2018 and 2019 at 2.3% and 2.4%, respectively, with inflation at annual rates of 3.9% and 3.6%, respectively. Economists also expect the overnight interest rate to reach 6.6% and 6.2% by the end of 2018 and 2019, respectively.
Lastly, two earthquakes hit Mexico on September 7th and 19th, 2017, with a magnitude of 8.1 and 7.1 on the Richter scale, respectively, resulting in the collapse of certain buildings and substantial damage to several others. Initial estimates indicate a reduction of economic activity, equivalent to 0.4% of GDP, during the third quarter of 2017 as a result of the earthquakes, to be compensated with higher economic output derived from the reconstruction process beginning in October 2017, resulting in no major effect on overall economic growth. We are grateful to announce that neither the Fund nor Impulsora del Fondo México, S.C. (the “Adviser” or “Impulsora”) suffered any material or personal damage and operations are running as usual.
Management Discussion of Fund Performance and Portfolio Strategy
During fiscal year 2017, the Fund’s NAV per share registered a total return of  -0.12%, while the MSCI Mexico Index and the S&P/BMV IPC Index registered total returns of 2.57% and 2.08%, respectively. The Fund’s market price registered a total return of 0.54% during fiscal year 2017, resulting in a lower discount to its NAV per share. The Fund’s discount at the end of October 2016 was 12.39% and improved to 12.16% at the end of fiscal year 2017.
The Mexico Fund, Inc. | 5

The following table shows the annualized performance1 of the Fund’s market price and NAV per share, as well as that of the Fund’s benchmark and the S&P/BMV Index, for periods ended October 31, 2017.
	Years (Annualized %) in USD
	One	Three	Five	Ten
MXF Market Price	0.54	-10.39	-3.05	0.87
MXF NAV	-0.12	-6.74	-1.51	-0.17
EWW NAV2	0.03	-7.94	-3.54	-0.24
MSCI Mexico Index	2.57	-7.22	-2.68	-0.05
S&P/BMV IPC Index	2.08	-6.95	-2.67	0.29
Source: Impulsora del Fondo México, S.C.
As shown in the table above, the Fund’s NAV per share has outperformed the Fund’s benchmark, the MSCI Mexico Index, during the last three and five year periods ended October 31, 2017.
The following table shows the annualized performance1 of the Fund’s market price and NAV per share, as well as that of the Fund’s benchmark and the S&P/BMV IPC Index, measured in local currency, for the same periods. The Fund’s NAV per share and market price annualized returns are positive in all periods.
	Years (Annualized %) in MXN
	One	Three	Five	Ten
MXF Market Price	2.05	0.71	4.60	6.90
MXF NAV	1.38	4.82	6.26	5.81
EWW NAV	1.53	3.47	4.07	5.73
MSCI Mexico Index	4.11	4.28	4.99	5.93
S&P/BMV IPC Index	3.61	4.58	5.01	6.29
Source: Impulsora del Fondo México, S.C.
During fiscal year 2017, the Adviser increased the Fund’s exposure to the telecommunications sector due to expectations of pricing recovery in Mexico that will result in higher revenues, as well as to the materials sector in anticipation of higher uncertainty after the outcome of the U.S. Presidential elections, due to the dollarized nature of commodity prices. On the other hand, the Adviser decreased the Fund’s exposure to issuers in the domestic consumption and financial sectors due to high relative valuations and the adverse effect of a weaker peso. The Adviser anticipates that current volatility and solid fundamentals of the Mexican economy will produce attractive equity investment opportunities.
The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2017. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. This fiscal year, the Fund benefited by a strong increase in the price of Ternium supported by the sharp increase in steel prices. In addition, underweight positions in Grupo Televisa, Gentera, Fibra Uno and Grupo Bimbo supported the Fund’s relative performance, as these issuers reported double digit negative returns.

1
Performance figures take into account the reinvestment of distributions.

2
iShares MSCI Mexico Capped ETF (tracks a Mexico Index produced by MSCI).

6 | The Mexico Fund, Inc.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index
Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/Under Weight
Ternium	Steel	35.19%	0.93%	2.86%
Grupo Televisa	Media	-10.75%	0.85%	-7.36%
Gentera	Financial Groups	-47.99%	0.59%	-0.95%
Fibra Uno	Real Estate	-10.91%	0.42%	-2.74%
Grupo Bimbo	Food	-13.70%	0.39%	-2.49%
The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal year 2017 and shows their respective market price returns during the period. The Fund was mainly affected by an underweight exposure to América Móvil, despite being the Fund’s top holding during the year, with an average weight of 9.16%. This issuer had a strong price performance of 33.02% and has an even greater weight in the Fund’s benchmark, equivalent to 15.61% during the year. In addition, overweight positions in Alfa, Grupo Aeroportuario del Centro Norte, Alpek and Kimberly-Clark de México affected the Fund’s relative performance, due to a decrease in their share prices.
Top Five Detractors from Relative Performance vs the MSCI Mexico Index
Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/Under Weight
América Móvil	Telecommunications	33.02%	-2.05%	-6.45%
Alfa	Holding Company	-29.42%	-0.73%	2.25%
Grupo Aeroportuario del Centro Norte	Airports	-9.99%	-0.54%	3.11%
Alpek	Petrochemicals	-25.29%	-0.48%	1.52%
Kimberly-Clark de México	Consumer Staples	-16.84%	-0.43%	1.34%
The following table shows the top five contributors to the Fund’s absolute performance during fiscal year 2017.
Top Five Contributors to Absolute Performance
Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
América Móvil	Telecommunications	33.02%	2.49%	9.16%
Grupo México	Materials	34.23%	1.73%	6.32%
Ternium	Steel	35.19%	0.93%	2.86%
Wal-Mart de México	Retail	12.24%	0.87%	7.03%
Grupo Financiero Banorte	Financial Groups	5.60%	0.42%	6.15%
The Mexico Fund, Inc. | 7

The following table shows the top five detractors from the Fund’s absolute performance during fiscal year 2017.
Top Five Detractors from Absolute Performance
Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Alfa	Holding Company	-29.42%	-1.59%	4.70%
Fomento Económico Mexicano	Beverages	-7.64%	-0.83%	7.56%
Kimberly-Clark de México	Consumer Staples	-16.84%	-0.79%	3.21%
El Puerto de Liverpool	Retail	-34.63%	-0.65%	1.43%
Grupo Aeroportuario del Centro Norte	Airports	-9.99%	-0.54%	3.11%
Portfolio Composition by Industry
Percentage of Net Assets and Weights on MSCI Mexico Index, October 31, 2017

Materials
Industrials
Utilities
Consumer Staples
Mining
Consumer Discretionary
Telecommunication Services
Financials
MSCI Mexico Index
Mexico Fund's NAV
0
5
10
15
20
25
30

During fiscal year 2017, a total of 17,990,431 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of  $1,121,410. The Fund is one of the most liquid closed-end funds investing outside the United States, as comparable funds3 traded a daily average and median of  $474,756 and $246,201, respectively, during the same period.
The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of October 2017 was 17.2 times, while the price-to-book value ratio was 2.3 times4. The market capitalization of the Bolsa at the end of October 2017 amounted to $428.7 billion. During the first nine months of calendar year 2017, financial statements of Mexican listed companies have reported very solid results. Revenues, EBITDA5 and net income increased 11.6%, 10.4% and 41.9%, respectively, much higher than the overall economic figures already mentioned in this report, due to inorganic growth of several listed companies and the fact that strong exports, solid domestic consumption, and income from exports and sales abroad have

3
Sample of 33 Non-U.S. equity Closed End Funds (excluding the Fund).

4
Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

5
EBITDA refers to earnings before interest, taxes, depreciation and amortization.

8 | The Mexico Fund, Inc.

generated a positive effect when translated to local currency. The Adviser will continue to be prudent in seeking to identify companies with strong balance sheets that include manageable debt levels, positive free cash flows, strong corporate governance policies, high quality management teams, attractive growth potential and proven business models that fit under the current local and global macroeconomic scenario.
Declaration of Distributions Under MDP
Under the MDP, the Fund pays quarterly amounts of  $0.13 per share. Accordingly, the Board has declared a distribution of  $0.13 per share, payable in cash on January 26, 2018 to stockholders of record as of January 16, 2018.
As mentioned in this report, the Mexican economy and equity market have faced a challenging environment; notwithstanding the above, the Mexican economy has solidified its macroeconomic position despite a period of high uncertainty and a challenging environment, and your Fund has outperformed its benchmark during the last three and five years on a net asset value basis. We are confident that the solid fundamentals of selected listed companies and the long-term strength of key economic variables in Mexico will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.
Sincerely yours,

Alberto Osorio President and Chief Executive Officer December 11, 2017	Emilio Carrillo Gamboa Chairman of the Board
The Mexico Fund, Inc. | 9

GENERAL INFORMATION
Directors’ and Officers’ Biographical Data
Independent Directors
Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Campos Eliseos 400 Piso 16 Col. Lomas de Chapultepec 11000, Ciudad de México México Age: 80	Class III Director	Term expires 2020; Director 1981 – 1987 and since 2002.	Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of several Mexican and U.S. companies.	Director, Southern Copper Corporation (copper mining).
Jonathan Davis Arzac+ ℅ Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 65	Class III Director	Term expires 2020, Director since 2011.	Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund and as Financial Expert to the Audit Committee of Vitro, S.A.B. de C.V. (glassmaker). From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. He has also served or currently serves on the boards of several Mexican companies.	None.
Claudio X. González+ ℅ Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 83	Class II Director	Term expires 2019; Director since 1981.	Mr. González is Chairman of the Board of Kimberly-Clark de México, a consumer products company, since March 1973; he served as Chief Executive Officer of this company from March 1973 to March 2007. Mr. González was President of the Mexican Business Council and has served on the boards of directors of several prominent U.S. and Mexican companies.	None.
Edward P. Djerejian+ 2027 Sunset Boulevard Houston, TX 77005 Age: 78	Class II Director	Term expires 2019; Director since 2013.	Amb. Djerejian is the Director of the James A. Baker III Institute for Public Policy at Rice University since August 1994. He served as Chairman of the Board of Occidental Petroleum Corporation (2013 – 2015).	None.
10 | The Mexico Fund, Inc.

GENERAL INFORMATION
Directors’ and Officers’ Biographical Data continued
Independent Directors continued
Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fé Peña Blanca 01210 Ciudad de México México Age: 66	Class I	Term expires 2018; Director since 1997.	Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C. Dr. Serra is a former Secretary of Trade and Industry as well as former Secretary of Finance for Mexico. He was the minister in charge of negotiations for NAFTA and five other trade agreements. Dr. Serra has a Ph.D. in economics from Yale University and also serves as Co-Chairman of the President’s Council on International Activities of Yale University.	Director, Tenaris (tube producer).
Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 70	Class I	Term expires 2018; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).
*
There are no other funds in the Fund Complex.

+
Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†
The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

From time to time certain Directors of the Fund may also serve as directors or officers of companies held in the Fund’s portfolio. The Fund’s Directors are not involved in decisions to purchase or sell portfolio companies.
The Mexico Fund, Inc. | 11

GENERAL INFORMATION
Directors’ and Officers’ Biographical Data concluded
Interested Director
Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Alberto Osorio**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 Ciudad de México México Age: 49	President and Chief Executive Officer Class II Director	Term expires 2019; Director since 2016.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., where he is the controlling stockholder.	None.
*
There are no other funds in the Fund Complex.

**
Director is an “interested person” (as defined in the 1940 Act). Mr. Osorio is deemed to be an interested director by reason of his affiliation with the Investment Adviser.

+
Member or alternate member of the Valuation Committee.

†
The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Officers Who Are Not Directors6
Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560, Ciudad de México México Age: 51	Treasurer	Since March 2014.	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.
	(formerly, Vice President of Operations)	From 2009 to March 2014.
Douglas P. Dick 1900 K Street, N.W. Washington, DC 20006 Age: 48	Secretary	Since December 2016	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.
	(formerly, Assistant Secretary)	From 2015 to December 2016
Jean Michel Enriquez Torre Virreyes Pedregal 24, 24th floor Col. Molino del Rey 11040, Ciudad de México, México Age: 47	Assistant Secretary	Since June 2017	Partner of Creel, Gracía-Cuéllar, Aiza y Enriquez, S.C.
*
There are no other funds in the Fund Complex.

+
Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

6
Mr. Jorge Alamillo, pursuant to a Professional Services Agreement, serves as an independent contractor to the Fund in the role of Chief Compliance Officer.

12 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Concentration Policy
The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of October 2017, no industry group represented 20% or more of the value of the securities included in the IPC Index.
Proxy Voting
Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Alberto Gómez Pimienta, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Alberto Gómez Pimienta. Mr. Gómez Pimienta can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).
How to Obtain More Information About the Fund
The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Investor Reports.”
Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with American Stock Transfer & Trust Company, LLC (“AST”) at www.amstock.com and consent to electronic delivery.
The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.
Stockholders with questions about the Fund may contact Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.
Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.
The Mexico Fund, Inc. | 13

GENERAL INFORMATION continued

Open Market Repurchases
Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During fiscal year 2017, the Fund repurchased 1,900 Fund shares in the open market, equivalent to 0.01% of the Fund’s outstanding shares at the end of fiscal year 2017.
Distribution Reinvestment and Stock Purchase Plan
The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:
(1)
Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of  $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)
Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)
Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)
Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)
Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:
American Stock Transfer & Trust Company, LLC
Attention: Plan Administration Department
PO Box 922
Wall Street Station
New York, NY 10269-0560
If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other
14 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.
You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.
Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.
Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.
If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.
New York Stock Exchange Certifications
The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2016 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.
The Mexico Fund, Inc. | 15

GENERAL INFORMATION concluded

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund's default method of first-in-first-out ("FIFO"), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund's website, www.themexicofund.com, under the section "Services", and mailing it to the Fund's Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund's Transfer Agent at (800) 937-5449.

16 | The Mexico Fund, Inc.

SCHEDULE OF INVESTMENTS
as of October 31, 2017
Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK – 97.30%
	Airports
800,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$7,597,380	2.81%
1,730,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	8,740,988	3.23
		16,338,368	6.04
	Auto Parts
5,000,000	Nemak, S.A.B. de C.V. Series A	3,763,070	1.39
	Beverages
700,000	Arca Continental, S.A.B. de C.V.	4,460,688	1.65
600,000	Coca-Cola Femsa, S.A.B. de C.V. Series L	4,058,475	1.50
2,300,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	20,105,450	7.43
		28,624,613	10.58
	Building Materials
25,000,000	Cemex, S.A.B. de C.V. Series CPO	20,343,037	7.52
3,000,000	Elementia, S.A.B. de C.V.(a)	3,942,214	1.46
		24,285,251	8.98
	Chemical Products
4,000,000	Alpek, S.A.B. de C.V. Series A(b)	4,188,733	1.55
3,400,000	Mexichem, S.A.B. de C.V.	8,765,212	3.24
		12,953,945	4.79
	Construction and Infrastructure
700,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V.	6,656,116	2.46
	Consumer Products
6,500,000	Kimberly-Clark de México, S.A.B. de C.V. Series A(b)	11,206,428	4.14
	Energy
1,500,000	Infraestructura Energética Nova, S.A.B de C.V.	7,668,986	2.84
	Financial Groups
2,400,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	14,262,167	5.27
3,600,000	Grupo Financiero Santander México, S.A.B. de C.V. Series B	6,071,261	2.25
		20,333,428	7.52
	Food
503,659	Gruma, S.A.B. de C.V. Series B	6,606,075	2.44
2,600,000	Grupo Lala, S.A.B. de C.V. Series B	4,020,871	1.49
		10,626,946	3.93
	Holding Companies
12,000,000	Alfa, S.A.B. de C.V. Series A(b)	12,553,665	4.64

See Notes to Financial Statements.
The Mexico Fund, Inc. | 17

SCHEDULE OF INVESTMENTS
as of October 31, 2017 concluded
Shares Held		Value (Note 1)	Percent of Net Assets
	Mining
5,300,000	Grupo México, S.A.B. de C.V. Series B(b)	$17,256,432	6.38%
250,000	Industrias Peñoles, S.A.B. de C.V.	5,819,441	2.15
		23,075,873	8.53
	Real Estate
3,340,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	4,151,755	1.53
	Retail
500,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	3,410,527	1.26
5,500,000	La Comer, S.A.B. de C.V. Series UBC(a)	5,342,985	1.97
8,000,000	Wal-Mart de México, S.A.B. de C.V.	17,899,784	6.62
		26,653,296	9.85
	Steel
350,000	Ternium, S.A. ADR	10,853,572	4.01
	Stock Exchange
2,400,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A(b)	4,012,410	1.48
	Telecommunications Services
41,000,000	América Móvil, S.A.B. de C.V. Series L	35,418,299	13.09
5,500,000	Telesites, S.A.B. de C.V. Series B-1(a)	4,067,563	1.50
		39,485,862	14.59
	Total Common Stock (Identified cost – $299,025,163)	$263,243,584	97.30%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 2.81%
	Repurchase Agreements
$1,857,435	BBVA Bancomer, S.A., 6.97%, dated 10/31/17, due 11/1/17 repurchase price $1,857,795 collateralized by M Bonos (Bonds issued by the Mexican Government), interest rate 7.28%, due 12/13/18. Value of collateral $1,876,212.	$1,857,435	0.69%
	Time Deposits
$5,744,280	Comerica Bank, 0.97%, dated 10/31/17, due 11/1/17	5,744,280	2.12
	Total Short-Term Securities (Identified cost – $7,601,715)	$7,601,715	2.81%
	Total Investments (Identified cost – $306,626,878)	270,845,299	100.11
	Liabilities in Excess of Other Assets	(288,921)	(0.11)
	Net Assets Equivalent to $18.01 per share on 15,025,910 shares of capital stock outstanding.	$270,556,378	100.00%

(a)
Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)
A member of the Board also serves as a member of the company’s board of directors.

ADR — American Depositary Receipt
See Notes to Financial Statements.
18 | The Mexico Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
as of October 31, 2017
Assets:
Investments:
Securities, at value:
Equity Securities (identified cost – $299,025,163)	$263,243,584
Short term securities (identified cost – $7,601,715)	7,601,715
Dividends receivable	207,536
Interest receivable	359
Prepaid expenses	43,905
Total assets	271,097,099
Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	257,401
Accrued expenses and other liabilities	283,320
Total liabilities	540,721
Net Assets – Equivalent to $18.01 per share on 15,025,910 shares of capital stock outstanding (Note 7)	$270,556,378
Composition of Net Assets:
Common Stock	$15,025,910
Additional paid-in capital	295,399,932
Accumulated net realized loss on investments	(4,072,236)
Unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(35,797,228)
$270,556,378
See Notes to Financial Statements.
The Mexico Fund, Inc. | 19

STATEMENT OF OPERATIONS
For the year ended October 31, 2017
Net Investment Income:
Income:
Dividends(a)	$6,958,441
Interest	564,361
Total income	$7,522,802
Expenses:
Investment advisory fee	2,593,397
Administrative services	459,000
Directors’ fees	373,500
Legal fees	260,545
Audit and tax fees	168,800
Printing, distribution and mailing of stockholder reports	110,421
Directors’ and Officers’ expenses	89,063
Insurance	69,536
Stockholders’ information	46,815
Custodian fees	38,934
Chief Compliance Officer fees	36,845
Stock exchange fees	25,000
Transfer agent and dividend disbursement fees	23,328
Miscellaneous	51,246
Operating expenses	4,346,430
Net investment income	3,176,372
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	1,404,447
Net realized loss from foreign currency transactions	(308,790)
Net realized gain on investments and foreign currency transactions	1,095,657
Increase (decrease) in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized depreciation on investments	(4,779,869)
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	64,607
Increase in net unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(4,715,262)
Net Decrease in Net Assets Resulting from Operations	$(443,233)

(a)
Net of withholding taxes of  $222,816.

See Notes to Financial Statements.
20 | The Mexico Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,176,372	$2,578,079
Net realized gain (loss) on investments and foreign currency transactions	1,095,657	(5,336,799)
Increase in net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currency	(4,715,262)	(13,097,266)
Net decrease in net assets resulting from operations	(443,233)	(15,855,986)
Dividends to stockholders from net investment income	(2,867,582)	(1,086,409)
Distributions to stockholders from net realized gain on investments	—	(2,700,458)
Return of capital (Note 1)	(5,119,452)	(11,964,923)
	(8,430,267)	(31,607,776)
From Capital Share Transactions:
Repurchase of stock (Note 7)	(33,150)	(546,028)
	(33,150)	(546,028)
Total increase (decrease) in net assets	(8,463,417)	(32,153,804)
Net Assets:
Beginning of year	279,019,795	311,173,599
End of year (including accumulated net investment income of $0 and $0, respectively)	$270,556,378	$279,019,795
See Notes to Financial Statements.
The Mexico Fund, Inc. | 21

FINANCIAL HIGHLIGHTS
	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of year	$18.57	$20.66	$26.67	$28.30	$28.66
Net investment income(a)	0.21	0.17(d)	0.09	0.09	0.08
Net (loss) gain on investments and translation of foreign currency	(0.24)	(1.21)	(3.91)	1.24	2.47
Total from investment operations	(0.03)	(1.04)	(3.82)	1.33	2.55
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.19)	(0.07)	(0.04)	(0.14)	(0.15)
Distributions to stockholders from net realized gain on investments	—	(0.18)	(2.16)	(2.87)	(2.79)
Tax return of capital	(0.34)	(0.80)	—	—	—
Total dividends and distributions	(0.53)	(1.05)	(2.20)	(3.01)	(2.94)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	0.00(b)	0.00(b)	0.01	—	—
Anti-dilutive effect from issuance of Fund stock	—	—	—	0.05	0.03
Total capital share transactions	—	—	0.01	0.05	0.03
Net asset value, end of period	$18.01	$18.57	$20.66	$26.67	$28.30
Market value per share, end of period	$15.82	$16.27	$18.33	$26.92	$28.81
Total investment return based on market value per share(c)	0.52%	(5.46)%	(24.33)%	3.99%	14.50%
Ratios to Average Net Assets:
Expenses	1.59%	1.74%	1.59%	1.57%	1.42%
Net investment income	1.16%	0.91%(d)	0.45%	0.29%	0.26%
Supplemental Data:
Net assets at end of year (in 000’s)	$270,556	$279,020	$311,174	$402,529	$398,517
Portfolio turnover rate	31.40%	19.00%	16.52%	39.36%	35.53%

(a)
Amounts were computed based on average shares outstanding during the period.

(b)
Amounts round to less than $0.01.

(c)
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(d)
Reflects income from a corporate action from one of the Fund’s holdings recognized during the year. Had the Fund not recognized the income, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.28%.

See Notes to Financial Statements.
22 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017
1. Operations and Significant Accounting Policies:
The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.
The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Valuation of investments — Investments in which the principal exchange is the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange (“NYSE”) are valued at the NASDAQ or the NYSE official closing price or the last sale price, respectively. Other equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.
GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:
•
Level 1 — quoted prices in active markets for identical securities

•
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.
The Mexico Fund, Inc. | 23

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 continued
The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund’s investments in securities:
Valuation Inputs	Level 1	Level 2	Level 3	Total
ASSETS:
Investments in Securities:
Equity Investments(a)	$263,243,584	—	—	$263,243,584
Short Term Investments(b)	—	$7,601,715	—	$7,601,715
Total Investments in Securities	$263,243,584	$7,601,715	—	$270,845,299

(a)
For detailed industry descriptions, see the accompanying Schedule of Investments

(b)
These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

During the year ended October 31, 2017, there were no transfers of investments between fair value levels.
Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.
Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2017 was Ps. $19.1466 to $1.00.
The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.
The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.
Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.
Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.
Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.
24 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 continued
Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.
Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Under the Mexican tax reform law, which became effective January 1, 2014, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.
The Mexican tax reform law also included a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the years ended October 31, 2017 and October 31, 2016, the amount of such tax withholdings were $222,816 and $68,688, respectively.
Income Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2017 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.
GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.
Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.
Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.
A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the year ended October 31, 2017 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund’s distributions as a tax return of capital.
Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.
The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 continued
The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing approximately 20% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2017, the Fund held investments representing 14.59% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.
2. Investment Advisory Agreement:
The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.
Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.
For the year ended October 31, 2017 the accumulated Base Fee of  $2,659,704 was decreased by $66,307, resulting in a total advisory fee of  $2,593,397.
3. Fund Services Agreement:
The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million. The fee will not be lower than the annual amount of  $450,000 or $8.7 million Mexican pesos, whichever is less. For the year ended October 31, 2017, the Adviser received $450,000 under the Fund Services Agreement.
26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 continued
4. Purchases and Sales of Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2017 were as follows:
Purchases
Common Stock	$81,202,020
Total Purchases	$81,202,020
Proceeds from Investments Sold
Common Stock	$82,111,072
Total Sales	$82,111,072
5. Capital Stock:
At October 31, 2017, there were 150,000,000 shares of  $1.00 par value common stock authorized, of which 15,025,910 shares were outstanding.
The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the year ended October 31, 2017, the Fund did not issue shares under the Plan.
The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the year ended October 31, 2016, the Fund repurchased 32,736 shares at a cost of  $546,028. These shares were repurchased at an average price of  $16.68 per share, which represented an average discount of 11.47%. During the year ended October 31, 2017, the Fund repurchased 1,900 shares at a cost of  $33,150. These shares were repurchased at an average price of $17.42 per share, which represented an average discount of 13.24%.
6. Distributions to Stockholders and Income Taxes:
The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.
The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. For the year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Accumulated Net Realized Loss on Investment by $308,790, and decrease Accumulated Net Investment Income by $308,790. Any such reclassifications are not reflected in the financial highlights.
The Mexico Fund, Inc. | 27

NOTES TO FINANCIAL STATEMENTS
October 31, 2017 concluded
On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. On March 7, 2017, the Board authorized to pay distributions of a fixed amount of  $0.13 per share under the Fund’s MDP.
The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:
	2017	2016
Distributions paid from:
Ordinary income	$2,867,582	$1,086,409
Long term capital gains	—	2,700,458
Return of capital	5,119,452	11,964,923
Total distributions paid	$7,987,034	$15,751,790
As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:
Net long term capital loss	$(3,944,402)
Unrealized depreciation	(35,924,750)
Total accumulated deficit	$(39,869,152)

As of October 31, 2017, the cost of investments for federal income tax purposes was $306,754,388. Gross unrealized appreciation of investments was $8,546,454 and gross unrealized depreciation of investments was $44,455,543 resulting in net unrealized depreciation on investments of  $35,909,089 excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. At October 31, 2017, the Fund had post-enactment net capital loss carryforwards as follows: short-term $0; long-term $3,944,402.
7. Commitments and Contingencies:
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
28 | The Mexico Fund, Inc.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
The Mexico Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
December 11, 2017
The Mexico Fund, Inc. | 29

TAX INFORMATION (Unaudited)
In order to meet certain requirements of the Code, we are advising you that the Fund designates $0 as long term capital gain distributions made during the fiscal year ended October 31, 2017, subject to the maximum tax rate of 15%. Of this amount $0 was attributable to gains from the fiscal year ended October 31, 2016.
Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2017. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2018.
30 | The Mexico Fund, Inc.

PRIVACY POLICY
This privacy notice is not a part of the shareholder report.
The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.
We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.
Collection of Information
We collect Information about you from the following sources:
•
Information we receive from you on applications or other forms;

•
Information about your transactions with us; and

•
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information
We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.
Access to Information
We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.
Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

(a)       The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003, as amended and restated May 20, 2014, applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A)      honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B)       full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C)       compliance with applicable governmental laws, rules and regulations;

(D)       prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E)       accountability for adherence to the Code of Ethics.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable.

(f)       The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance/Legal.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Marc J. Shapiro qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Shapiro is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

2

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2016	$143,000	$0	$27,300	$0
Fiscal Year 2017	$141,000	$0	$27,800	$0

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

3

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

4

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-
5

approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

6

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 20, 2005

7

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.
8

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.       Audit of an employee benefit plan.

2.       Due diligence procedures related to mergers and acquisitions.

3.       Review of internal controls.

4.       Consultations concerning financial accounting and reporting standards.

Tax Services

1.       Tax compliance services, including preparation of tax returns.

2.       Tax planning and advice.

Other Non-Audit Services

1.       Advisory and consultation services.

2.       Other non-audit services not listed above.

9

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;
2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and
3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

10

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

o	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;
o	engaging in psychological testing, or other formal testing or evaluation programs;
o	undertaking reference checks of prospective candidates for an executive or director position;
o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or
11

o	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

o	executing a transaction to buy or sell an audit client’s investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

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APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser to the Fund.

Item 4 (cont’d)

(e)(2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. Alberto Osorio.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND Procedures

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

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II. Definitions

A.       “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B.       “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A.       The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B.       Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C.       Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D.       This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and

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decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A.       The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser's parent or an affiliated subsidiary.

B.       In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C.       The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A.       The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund's annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy

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voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B.       The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C.       The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D.       The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction

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To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II.       Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders

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is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III.       Policies (Principles)

A.       The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B.       The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

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C.       The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D.       In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E.       If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV.       Proxy Voting Procedures

A.       The Adviser’s Compliance Officer (“Vigilante Propietario”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies

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and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B.       The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C.       The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D.       The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

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E.       If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F.       The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V.       Disclosure

A.       The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B.       The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C.        Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI.       Records

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A.       The Adviser will maintain records of all proxies voted.

B.       As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C.       Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII.        Review of Policies and Procedures

  These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.       Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2017.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio Morales	Director General and Chairman of the Board	Since 1991	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. He has been an employee of the	Mr. Osorio oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.
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Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Adviser since 1991.
Alberto Gómez Pimienta	Director of Finance	Since 2009	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

(a)(2) Not applicable.

(a)(3) Compensation.

Components of compensation.

As of October 31, 2017, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated based on individual performance and responsibilities. The total amount of bonuses should not exceed 40% of the Investment Adviser’s operating profit.

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The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2017, Mr. Osorio was the beneficial owner of over $1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	(a)	(b)	(c)	(d)
Period from May 1, 2017 to October 31, 2017(A)	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2017 to May 31, 2017	0	NA	0	1,502,781
Month # 2
June 1, 2017 to June 30, 2017	0	NA	0	1,502,781
Month # 3
July 1, 2017 to July 31, 2017	0	NA	0	1,502,781
Month # 4
August 1, 2017 to August 31, 2017	0	NA	0	1,502,781
Month # 5
September 1, 2017 to September 30, 2017	1,900	$17.45	1,900	1,502,591
Month # 6
October 1, 2017 to October 31, 2017	0	NA	0	1,502,591
Total	1,900	$17.45	1,900	1,502,591

(A) Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

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Item 10.	Submission of Matters to a Vote of Security Holders.

Information regarding material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors is included as part of the report to stockholders filed under Item 1 of this Form.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b)       A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c)       A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*      /s/ Alberto Osorio

Alberto Osorio

President and Principal Executive Officer

Date: December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*      /s/ Alberto Osorio

Alberto Osorio

President and Principal Executive Officer

Date: December 20, 2017

By*      /s/ Alberto Gómez Pimienta

Alberto Gómez Pimienta

Treasurer

Date: December 20, 2017

* Print the name and title of each signing officer under his or her signature.

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